Exhibit 10.14
August 4, 2023

Wheels Up Partners LLC
601 West 26th Street, Suite 900
New York, NY 10001
Attention: Chief Financial Officer and Chief Legal Officer

    Re:    Principal and Interest Payment Due July 17, 2023

Ladies and Gentlemen:

Reference is made to: (i) those certain Trust Indenture and Mortgages, dated as of October 14, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indentures” and each an “Indenture”), between Wheels Up Partners LLC, as Owner (the “Owner”), and Wilmington Trust, National Association, as Mortgagee (the “Mortgagee”), in respect of those certain Equipment Notes issued pursuant to that certain Note Purchase Agreement, dated as of October 14, 2022 (as amended, restated, supplemented, or otherwise modified from time to time), among the Owner, Wilmington Trust, National Association, as Subordination Agent (the “Subordination Agent”), and Wheels Up Class A-1 Loan Trust 2022-1 (the “Note Holder”) and (ii) that certain Loan Agreement, dated as of October 14, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), among the Note Holder, as Borrower (the “Borrower”), Wilmington Trust, National Association as facility agent (the “Facility Agent”) and the lenders from time to time party thereto (the “Lenders”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Indentures or the Loan Agreement, as applicable.

Reference is also made to the consent Letter dated as of July 31, 2022 regarding the Principal and Interest Payment Due July 17, 2023, among the Facility Agent, the Security Trustee, the Mortgagee, the Subordination Agent, the Loan Trustee, the Borrower, the Note Holder, the Owner and the Lenders, pursuant to which, solely with respect to the payment of principal, interest and Prepayment Premium, if any, that (prior to giving effect to the grace period) was scheduled to be paid by the Owner to the Mortgagee on July 17, 2023 (the “Scheduled Payment Date”) under the Equipment Notes, the grace period for such Scheduled Payment Date under Section 5.01(i) of each Indenture was extended until August 4, 2023 (the “Initial Grace Period Extension”).

You have requested that the Mortgagee and the Borrower (as a Note Holder) extend, solely with respect to the Scheduled Payment Date under the Equipment Notes, the Initial Grace Period Extension by 1 Business Day, such that an Event of Default, and the rights of the Mortgagee and/or Note Holders to declare all the Equipment Notes to be due and payable and/or exercise any remedies that each may have against the Owner or any Guarantor (as defined in the Indentures) or their respective assets and properties with respect to the payment of principal, interest and Prepayment Premium, if any, under any Equipment Note on the Scheduled Payment Date, shall only be triggered upon failure of the Owner to pay principal of, interest on or Prepayment Premium, if any, under any Equipment Note when due, and such failure shall continue unremedied for a period of 15 Business Days after the Scheduled Payment Date (the “Grace Period Extension”).

Pursuant to: (i) Section 5.2 of the Loan Agreement, the Borrower (A) will not permit any party to any Operative Agreement to be released from such obligations except as permitted or contemplated by the terms of such documents, (B) shall enforce its rights as a Note Holder in accordance with the Financing Agreements and exercise all of its rights under the Financing Agreements as directed by the Security Trustee (acting at the direction of the Majority Lenders), and (C) shall not give any consent, grant any waiver or modify any provisions of any Financing Agreement without the prior written consent of the Security Trustee (acting at the direction of the Majority Lenders or such other requisite Lenders as expressly required), (ii) Section 7.12 of the Loan Agreement, the Borrower (in its capacity as a Note Holder) shall not consent to or grant any waiver in respect of any Operative Agreement without the prior written instruction of the Facility Agent (acting at the direction of the Majority Lenders), (iii) Section 8.6 of the Loan Agreement, any amendment to any Operative Agreement, to the extent requiring the consent of the Borrower (in its capacity as a Note Holder) or the Facility Agent, may only be amended with the consent of the Majority Lenders, and (iv) Section 10.01 of the Indentures, the Mortgagee shall not enter into any amendment, waiver or modification of, supplement or consent to the Indentures or any Operative Agreement, unless such supplement, amendment, waiver, modification or consent is consented to in writing by a Majority in Interest of Note Holders or upon the written request of a Majority in Interest of Note Holders.
Pursuant to Sections 5.2, 7.12 and 8.6 of the Loan Agreement, Section 10.01 of the Indentures and any other applicable provision of the Financing Agreements and the Operative Agreements, the Majority Lenders hereby agree to permit the Grace Period Extension and so mutually direct and instruct Wilmington Trust, National Association, in its capacity as the Security Trustee, the Mortgagee, the Subordination Agent, the Loan Trustee and the Facility Agent, as applicable, and Wheels Up Class A-1 Loan Trust 2022-1, as the Borrower and the Note Holder, as applicable, to consent to and permit the Grace Period Extension, and Wilmington Trust, National Association, in its capacity as the Security Trustee, the Mortgagee, the Subordination Agent, the Loan Trustee and the Facility Agent, as applicable, and Wheels Up Class A-1 Loan Trust 2022-1, as the Borrower and the Note Holder, as applicable, hereby consent to and permit the Grace Period Extension, in each case as conclusively evidenced by execution of this letter (this “Letter”). Subject to the Borrower’s and Note Holder’s receipt of this Letter duly executed by the Majority Lenders, the Owner, the Security Trustee, the Subordination Agent, the Mortgagee, the Loan Trustee, the Facility Agent, the Note Holder and the Borrower, the parties hereto hereby agree, in accordance with Sections 5.2, 7.12 and 8.6 of the Loan Agreement, Section 10.01 of the Indentures and any other applicable provision of the Financing Agreements and the Operative Agreements, to permit the Grace Period Extension.

In connection with this Letter and the transactions contemplated hereby, including any workout, restructuring, enforcement of rights or other Default or Event of Default under the Operative Agreements, the Owner shall be responsible for the prompt payment of reasonable and documented out-of-pocket fees and expenses of the Lenders including the reasonable and documented fees and expenses of outside counsel and financial advisors, but limited, in the case of fees and expenses of outside counsel and financial advisors, to the reasonable and documented fees and expenses of (x) one primary outside counsel (initially Milbank LLP) and one local counsel in each relevant jurisdiction, (y) one financial advisor (which shall initially be Evercore Group L.L.C. (“Evercore”) pursuant to the terms of that certain engagement letter dated as of July 19, 2023 between Evercore and Milbank LLP and agreed by Wheels Up Experience, Inc.) and (z) one aviation advisor (initially Alton Aviation Consultancy LLC).
Except as expressly set forth herein, the text of the Indentures and the Loan Agreement shall remain unchanged and in full force and effect. No amendment, consent, extension or waiver by the Mortgagee or the Borrower (as a Note Holder) under the Indentures is granted or intended except as expressly set forth herein, and the Mortgagee and the Borrower (as a Note Holder) require strict compliance with the terms of the Indentures in all other respects. Except as expressly set forth herein, the extension agreed to herein shall not constitute a modification of the Indentures, or a course of dealing with the Mortgagee or the Borrower (as a Note Holder) at variance with the Indentures, such as to require further notice by the Mortgagee or the Borrower (as a Note Holder) to require strict compliance with the terms of the Indentures in the future.

The extension set forth herein is a one-time extension and shall not be construed as an agreement to waive any similar future requirement.
    THIS LETTER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS LETTER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

The jurisdiction and waiver of right to trial by jury provisions in Section 8.14 of the Loan Agreement are incorporated herein by reference, mutatis mutandis.

This Letter may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Letter by fax transmission, e-mail or electronic method of transmission (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart of this Letter.

This Letter shall constitute an Operative Agreement as defined in the Indentures.

[Remainder of this page intentionally left blank]

Sincerely,

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Facility Agent, Security Trustee, Mortgagee, Subordination Agent and Loan Trustee

By: /s/ Alex Melton
Name: Alex Melton
Title: Assistance Vice President

WHEELS UP CLASS A-1 LOAN TRUST 2022-1,
as Class A-1 Trust, Borrower and Note Holder

By: Wilmington Trust, National Association,
as Trustee

By: /s/ Alex Melton
Name: Alex Melton
Title: Assistance Vice President

Agreed and acknowledged:

WHEELS UP PARTNERS LLC,
as Owner

By: /s/ Todd Smith
Name: Todd Smith
Title: Chief Financial Officer

BAIN CAPITAL CREDIT MANAGED ACCT (VFMC) L P,
as Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BC), L.P..
as Lender
By: Bain Capital Credit Managed Account (BC) General Partner, LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (HAYMAN), SCSP,
as Lender
By: Capital Credit Managed Account (Hayman) General Partner, SARL
its general partner

By: /s/ Thibault Corlay
Name: Thibault Corlay
Title: Manager

BAIN CAPITAL CREDIT MANAGED ACCOUNT (Q) L.P.,
as Lender
By: Bain Capital Credit Managed Account General Partner (Q), LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL GSS 2022 (A), L.P.,
as Lender
By: Bain Capital GSS 2022 General Partner, LLC,
its general partner
By: Bain Capital Credit Member III, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL GSS 2022 (B) SCSP,
as Lender
By: Bain Capital GSS 2022 General Partner, LLC,
its general partner
By: Bain Capital Credit Member III, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2019 (F), L.P.,
as Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2019 (F), L.P.,
as Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (A), L.P.,
as Lender
By: Bain Capital Credit Managed Account (A) General Partner, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

FUTURE FUND BOARD OF GUARDIANS,
as Lender
By: Bain Capital Credit, LP,
as Investment Manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

FUTURE FUND BOARD OF GUARDIANS FOR AND ON BEHALF OF MEDICAL RESEARCH FUTURE FUND.
as Lender
By: Bain Capital Credit, LP,
as Investment Manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (PSERS), L.P.,
as Lender
By: Bain Capital Credit Managed Account Investors, LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (FSS), L.P.,
as Lender
By: Bain Capital Credit Managed Account Investors (FSS), L.P.,
its general partner
By: Bain Capital Credit Member, LLC,
its general partner

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

RETAIL EMPLOYEES SUPERANNUATION TRUST,
as Lender
By: Bain Capital Credit, LP,
as manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BLANCO), L.P.,
as Lender
By: Bain Capital Credit Managed Account Investors (Blanco), LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

CMAC FUND 1, L.P.,
as Lender
By: Bain Capital Credit Managed Account Investors (CMAC Fund 1), LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT DISLOCATION FUND (B), L.P.,
as Lender
By: Bain Capital Credit Dislocation Fund General Partner, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL TOTAL RETURN CREDIT, L.P.,
as Lender
By: Bain Capital Total Return Credit General Partner, LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL GLOBAL DIRECT LENDING 2021 (L MASTER), L.P.,
as Lender
By: Bain Capital Global Direct Lending 2021 (L) General Partner, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (HAYMAN), SCSP
as Lender
By: Capital Credit Managed Account (Hayman) General Partner, SARL,
its general partner

By: /s/ Thibault Corlay
Name: Thibault Corlay
Title: Manager

BAIN CAPITAL GLOBAL DIRECT LENDING (E), L.P.,
as Lender
By: Bain Capital Global Direct Lending (E) General Partner, LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BARINGS BDC, INC.
as Lender
By: Barings LLC,
its Investment Adviser

By: /s/ George Stone
Name: George Stone
Title: Managing Director

BARINGS CAPITAL INVESTMENT CORPORATION,
as Lender
By: Barings LLC,
its Investment Adviser

By: /s/ George Stone
Name: George Stone
Title: Managing Director

BARINGS PRIVATE CREDIT CORPORATION,
as Lender
By: Barings LLC,
its Investment Adviser

By: /s/ George Stone
Name: George Stone
Title: Managing Director

MSD PRIVATE CREDIT OPPORTUNITY MASTER (ECI) FUND, L.P.,
as Lender

By: /s/ Marcello Liguori
Name: Marcello Liguori
Title: Authorized Signatory

MSD PCOF PARTNERS LXXXIII, LLC,
as Lender

By: /s/ Marcello Liguori
Name: Marcello Liguori
Title: Authorized Signatory

MSD SBAFLA FUND, L.P.,
as Lender

By: /s/ Marcello Liguori
Name: Marcello Liguori
Title: Authorized Signatory

MSD PRIVATE CREDIT OPPORTUNITY MASTER (ECI) FUND 2, L.P.,
as Lender

By: /s/ Marcello Liguori
Name: Marcello Liguori
Title: Authorized Signatory